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                                                                   EXHIBIT 23.1

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

As independent certified public accountants, we hereby consent to the use of our report dated February 27, 1998 (except with respect to the matter discussed in Note 13, as to which the date is June 9, 1998), and to all references to our firm included in or made a part of MTL Inc.'s registration statement on Form S-4.

                                                            ARTHUR ANDERSEN LLP

Tampa, Florida

January 11, 1999